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                                                                 Exhibit 10.31

                                                                [EXECUTION COPY]

================================================================================











                 --------------------------------------------------------

                            SHARE EXCHANGE AGREEMENT

                 --------------------------------------------------------




                                     BETWEEN

                            NEW AMERICA NETWORK, INC.

                                       and

                        WORLDWIDE WEB NETWORX CORPORATON

                         Dated as of September 23, 1999

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                                TABLE OF CONTENTS

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
ARTICLE I.  EXCHANGE OF SHARES...................................................................................1

         Section 1.01. Exchange of the Shares for the WWWX Stock.................................................1

         Section 1.02  Closing...................................................................................2

ARTICLE II. REPRESENTATIONS AND WARRANTIES OF NAI................................................................2

         Section 2.01.  Making of Representations and Warranties.................................................2

         Section 2.02.  Organization and Corporate Power of NAI..................................................2

         Section 2.03.  Organization and Corporate Power of RQ...................................................2

         Section 2.04.  Corporate Records of RQ..................................................................3

         Section 2.05.  Authorization and Non-Contravention......................................................3

         Section 2.06.  Capitalization of RQ.....................................................................3

         Section 2.07.  Subsidiaries; Investments................................................................4

         Section 2.08.  Prior Transactions.......................................................................4

         Section 2.09.  Financial Statements: Projections........................................................4

         Section 2.10.  Absence of Undisclosed Liabilities.......................................................4

         Section 2.11.  Absence of Certain Developments..........................................................4

         Section 2.12.  Books and Records........................................................................4

         Section 2.13.  Tax Matters..............................................................................5

         Section 2.14.  Certain Contracts and Arrangements.......................................................5

         Section 2.15.  Litigation...............................................................................5

         Section 2.16.  Permits; Compliance with Laws............................................................5

         Section 2.17.  Labor and Employment Issues..............................................................6

         Section 2.18.  Knowledge and Experience.................................................................6

         Section 2.19.  Opportunity to Ask Questions.............................................................6

         Section 2.20.  Investment Intent........................................................................6

         Section 2.21.  Unregistered Securities Legend...........................................................6

         Section 2.22.  Investment Banking; Brokerage Fees.......................................................7

         Section 2.23.  Expenses.................................................................................7

         Section 2.24.  Investment Company.......................................................................7

         Section 2.25.  Additional Stock.........................................................................7

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                                TABLE OF CONTENTS

         Section 2.26   Title to Shares..........................................................................7

         Section 2.27   Disclosure...............................................................................7

ARTICLE III.  REPRESENTATIONS AND WARRANTIES OF WWWX.............................................................7

         Section 3.01.  Making of Representations and Warranties.................................................7

         Section 3.02.  Organization and Good Standing...........................................................7

         Section 3.03.  Authorization and Non-Contravention......................................................8

         Section 3.04.  Prior Transactions.......................................................................8

         Section 3.05.  Knowledge and Experience.................................................................8

         Section 3.06.  Opportunity to Ask Questions.............................................................8

         Section 3.07.  Investment Intent........................................................................9

         Section 3.08.  Unregistered Securities Legend...........................................................9

         Section 3.09   Investment Banking; Brokerage Fees.......................................................9

         Section 3.10   Prohibited Transactions..................................................................9

         Section 3.11   Investment Company.......................................................................9

         Section 3.12   Capitalization of WWWX...................................................................9

         Section 3.13   Absence of Certain Developments.........................................................10

         Section 3.14   Tax Matters.............................................................................10

         Section 3.15   Litigation..............................................................................10

         Section 3.16   Disclosure..............................................................................10

         Section 3.17   No Securities Law Violations............................................................11

ARTICLE IV.  CONDITIONS.........................................................................................11

         Section 4.01.  Conditions to the Obligations of the Parties............................................11

         Section 4.02.  Conditions to the Obligations of WWWX...................................................11

         Section 4.03.  Conditions to the Obligations of NAI....................................................12

ARTICLE V.  TAG-ALONG BENEFITS..................................................................................13

         Section 5.01   Rights; Procedure.......................................................................13

         Section 5.02   WWWX Right to Withdraw Registration Statement...........................................13

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                                TABLE OF CONTENTS

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
ARTICLE VI.  SURVIVAL; INDEMNIFICATION..........................................................................13

         Section 6.01  Survival of Representations, Warranties, Etc.............................................13

         Section 6.02.  Indemnification.........................................................................13

ARTICLE VII.  MISCELLANEOUS.....................................................................................14

         Section 7.01.  Law Governing...........................................................................14

         Section 7.02.  Notices.................................................................................14

         Section 7.03.  Entire Agreement........................................................................15

         Section 7.04.  Successors and Assigns..................................................................15

         Section 7.05.  Captions and Gender.....................................................................15

         Section 7.06.  Execution in Counterparts...............................................................15

         Section 7.07.  Certain Remedies; Severability..........................................................15

         Section 7.08   Amendments, Waivers.....................................................................16

         Section 7.09   Further Assurances......................................................................16

         Section 7.10   Press Releases..........................................................................16

ARTICLE VIII.  CONFIDENTIALITY..................................................................................16

         Section 8.01.  Defined.................................................................................16

         Section 8.02.  Identification as Confidential..........................................................16

         Section 8.03   Maintain Confidentiality................................................................16

         Section 8.04   Unauthorized Disclosure.................................................................17

         Section 8.05   Exceptions..............................................................................17

         Section 8.06   Termination.............................................................................17

         Section 8.07   Equitable Remedies......................................................................17

                            SHARE EXCHANGE AGREEMENT

         THIS SHARE EXCHANGE AGREEMENT (this "AGREEMENT") is made as of this 23rd day of September, 1999, by and between NEW AMERICA NETWORK, INC., a Delaware corporation ("NAI") and WORLDWIDE WEB NETWORX CORPORATION, a Delaware corporation ("WWWX"). WWWX and NAI are sometimes referred to herein individually as a "PARTY" and collectively as the "PARTIES".

                                   BACKGROUND

         NAI and WWWX have agreed to exchange shares of stock at the closing (as defined below) as follows: NAI will transfer 80 shares of the common stock of Real Quest, Inc., a New Jersey corporation and wholly-owned subsidiary of NAI ("RQ"), which on the Closing Date (as defined below) will represent 80% of the issued and outstanding equity interest in RQ (the "RQ SHARES") to WWWX in consideration for WWWX's transfer of 1,500,000 shares of WWWX common stock (the "WWWX STOCK") to NAI in accordance with the terms and provisions hereof. It is the intent of the Parties that this exchange qualify as a tax free reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the "CODE"), and all of the provisions hereof are to be construed consistently with that intent.

         Simultaneously with the execution of this Agreement, the Parties and RQ have entered into a Real Quest, Inc. Shareholders' Agreement, (the "RQ SHAREHOLDERS' AGREEMENT"), and RQ and the other shareholders of NAI Direct, Inc., a Delaware corporation ("NAI DIRECT"), have entered into an NAI Direct Shareholders' Agreement (the "NAI DIRECT SHAREHOLDERS' AGREEMENT"). Any terms used in this Agreement and not otherwise defined herein have the respective meanings ascribed to them in the RQ Shareholders' Agreement or the NAI Direct Shareholders' Agreement.

                                    AGREEMENT

         NOW, THEREFORE, the Parties hereby agree as follows:

ARTICLE I.   EXCHANGE OF SHARES.

         Section 1.01. EXCHANGE OF THE SHARES FOR THE WWWX STOCK. subject to the terms and conditions of this Agreement and in reliance on the representations and warranties herein set forth, WWWX agrees to issue to NAI the WWWX Stock, and NAI agrees to transfer to WWWX, at the Closing (as defined in SECTION 1.02), the RQ Shares.

                  (a) WWWX will issue and deliver 750,000 shares of the WWWX Stock to NAI at closing; and

                  (b) WWWX will issue 750,000 shares of the WWWX Stock to NAI to be held in escrow according to the terms of the Escrow Agreement attached hereto as EXHIBIT 1.01 to be released and delivered to NAI upon the meeting of the Revenue Goal as set out in the RQ Shareholders' Agreement.

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         Section 1.02. CLOSING. The exchange and delivery of the RQ Shares, and the issuance and delivery of the WWWX Stock (the "CLOSING") shall take place at the offices of WWWX, 521 Fellowship Road, Suite 130, Mount Laurel, NJ, subject to the satisfaction or waiver of all of the conditions to Closing set forth in this Agreement. The date the Closing occurs is referred to herein as the "CLOSING DATE." At the Closing, NAI shall deliver to WWWX the RQ Shares, in WWWX's name, and WWWX shall deliver the WWWX Stock as described in Section 1.01(a) and (b), registered in NAI's name or the name of NAI's nominee(s).


ARTICLE II.       REPRESENTATIONS AND WARRANTIES OF NAI.

         Section 2.01. MAKING OF REPRESENTATIONS AND WARRANTIES. As a material inducement to WWWX to enter into this Agreement and consummate the transactions contemplated hereby, NAI hereby makes to WWWX the representations and warranties contained in this ARTICLE II. Such representations and warranties are subject to the qualifications and exceptions, if any, set forth in the disclosure schedule delivered to WWWX pursuant to this Agreement (the "DISCLOSURE SCHEDULE"). The Representations and Warranties of this ARTICLE II shall apply to any and all agreements that are contemplated by this Agreement and that are entered into by WWWX and any affiliates of NAI.

         Section 2.02. ORGANIZATION AND CORPORATE POWER OF NAI. NAI is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware, and is duly qualified or registered to do business as a foreign corporation in each jurisdiction in which the failure to be so qualified or registered would have a Material Adverse Effect. As used in this Agreement, the term "MATERIAL ADVERSE EFFECT" means any change or effect that is materially adverse to the properties, assets, business, financial condition, prospects or results of operations of the entity designated. NAI has all required corporate power and authority to enter into and perform this Agreement and the agreements contemplated hereby to which NAI is a party (such agreements, together with this Agreement being sometimes hereinafter referred to as, the "TRANSACTION DOCUMENTS") and to carry out the transactions contemplated hereby and thereby, including without limitation the exchange of the RQ Shares.

         Section 2.03. ORGANIZATION AND CORPORATE POWER OF RQ. RQ is a corporation duly organized, validly existing and in good standing under the laws of the state of New Jersey, and is duly qualified or registered to do business as a foreign corporation in each jurisdiction in which the failure to be so qualified or registered would have a Material Adverse Effect. As of the Closing Date, RQ has all required corporate power and authority to carry on its business as presently conducted, to enter into and perform the agreements contemplated by this Agreement and to carry out the transactions contemplated hereby and thereby, including without limitation the issuance of the RQ Shares. The copies of the Certificate of Incorporation and By-laws of RQ, as amended to date, which have been furnished to WWWX by RQ, are correct and complete at the date hereof (the "CERTIFICATE OF INCORPORATION" and the "BY-LAWS," respectively). RQ is not in violation of any term of its Certificate of Incorporation or By-laws. RQ is not in violation of any term of any agreement, instrument, judgment, decree, order, statute, rule or government regulation applicable to RQ or to which RQ is a party.

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         Section 2.04. CORPORATE RECORDS OF RQ. The corporate record books of RQ accurately reflect all material corporate actions taken by its shareholders and board of directors (the "RQ BOARD") and committees. The copies of the corporate records of RQ, as made available to WWWX for review, are true and complete copies of the originals of such documents.

         Section 2.05. AUTHORIZATION AND NON-CONTRAVENTION. As of the Closing Date, this Agreement and the other Transaction Documents are valid and binding obligations of NAI and RQ enforceable in accordance with their terms, subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules and laws governing specific performance, injunctive relief and other equitable remedies. The execution, delivery and performance of this Agreement, all other Transaction Documents and all agreements, documents and instruments contemplated hereby or thereby and the issuance of the RQ Shares, have been duly authorized by all necessary corporate or other action on the part of NAI or RQ. The execution, delivery and performance of this Agreement and the other Transaction Documents and the issuance of the RQ Shares, will not
(i) violate, conflict with or result in a default under any material contract or obligation to which RQ or NAI is a party or by which it or its assets are bound, or any provision of the certificate of incorporation or by-laws of RQ or NAI, or cause the creation of any encumbrance upon any of the material assets of an RQ or NAI; (ii) violate or result in a violation of, or constitute a default (whether after the giving of notice, lapse of time or both) under, any provision of any law, regulation or rule, or any order of, or any restriction imposed by, any court or other governmental agency applicable to RQ or NAI; (iii) require from RQ or NAI any notice to, declaration or filing with, or consent or approval of any governmental authority or other third party; or (iv) accelerate any obligation under, or give rise to a right of termination of, any material agreement, permit, license or authorization to which RQ or NAI is a party or by which it is bound.

         Section 2.06. CAPITALIZATION OF RQ. As of the Closing, and after giving effect to the transactions contemplated hereby, the authorized capital stock of RQ will consist only of 2,000,000 shares of common stock, par value $.0l per share, of RQ ("COMMON STOCK") of which 100 Shares will be issued and outstanding. The outstanding shares of Common Stock are held beneficially and of record by the persons identified in SECTION 2.06 of the Disclosure Schedule in the amounts indicated thereon. Neither RQ nor NAI has issued or agreed to issue, and is not obligated to issue, nor are there, any outstanding warrants, options or other rights to purchase or acquire any shares of RQ's capital stock, nor any outstanding securities convertible into such shares or any warrants, options or other rights to acquire any such convertible securities. As of the Closing, and after giving effect to the transactions contemplated hereby, all of the outstanding shares of capital stock of RQ will have been duly and validly authorized and issued and will be fully paid and nonassessable and will have been offered, issued, sold and delivered in compliance with applicable federal and state securities laws and not subject to any preemptive rights. There are no preemptive rights, rights of first refusal, put or call rights or obligations or anti-dilution rights with respect to the issuance, sale or redemption of any of RQ's capital stock. There are no rights to have RQ's Common Stock registered for sale to the public in connection with the laws of any jurisdiction, and there are no agreements, other than this Agreement and the RQ Shareholders' Agreement, relating to the voting of RQ's voting securities or restrictions on the transfer of RQ's capital stock.

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         Section 2.07. SUBSIDIARIES; INVESTMENTS. Other than NAI Direct when formed, RQ does not have any subsidiaries. RQ does not own or have any direct or indirect interest in or Control over any corporation, partnership, joint venture or other entity of any kind. The term "CONTROL" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. As used in this Agreement, the term "PERSON" shall mean an individual, a corporation, an association, a partnership, an estate, a trust or any other entity or organization.


         Section 2.08. PRIOR TRANSACTIONS. Except as included in Section 2.08 of the Disclosure Schedule, neither RQ nor NAI is party to, or otherwise obligated in any manner under, any agreement, arrangement or understanding regarding acquisitions, mergers, consolidations, asset sales, joint ventures or similar transactions with an internet company or with regard to internet operations.



         Section 2.09. FINANCIAL STATEMENTS: PROJECTIONS. Included in Section
2.09 of the Disclosure Schedule are the following financial statements of RQ, all of which statements (including the footnotes and schedules thereto) fairly present in all material respects the financial condition of RQ as of the dates of such statements and the results of its operations and its cash flows for the periods covered thereby: (a) an unaudited balance sheet as at August 31, 1999 and the related statements of income, retained earnings and cash flow for the year then ended, in each case certified by the Chief Financial Officer of NAI. The unaudited balance sheet as of August 31, 1999 is hereafter referred to as the "MOST RECENT BALANCE SHEET". Nothing has come to the attention of the management of NAI since such respective dates which would indicate that such financial statements were not true and correct in all material respects as of the date thereof. The financial statements of RQ, all of which have been made available to WWWX, were previously consolidated with those of NAI, and are complete and correct in all material respects and have been prepared in accordance with standard practices for closely held privately owned companies.


         Section 2.10. ABSENCE OF UNDISCLOSED LIABILITIES. RQ does not have any liabilities of any nature, whether accrued, absolute, contingent or otherwise, asserted or unasserted, known or unknown (including without limitation, liabilities as guarantor or otherwise with respect to obligations of others, or liabilities for taxes due or then accrued or to become due or contingent or potential liabilities relating to activities of RQ or the conduct of its business prior to the date hereof or the Closing, as the case may be, regardless of whether claims in respect thereof had been asserted as of such date), except liabilities incurred as a result of or arising out of the transactions contemplated under this Agreement.


         Section 2.11. ABSENCE OF CERTAIN DEVELOPMENTS. Since the date of the Most Recent Balance Sheet, RQ has conducted its business only in the ordinary course consistent with past practice and, except as set forth in Section 2.11 of the Disclosure Schedule, there has not been any event or development that has had or is likely to have a Material Adverse Effect on RQ.


         Section 2.12. BOOKS AND RECORDS. The books of account, minute books, stock record books, and other records of NAI and RQ, all of which have been made available to WWWWX, are complete and correct in all material respects and have been maintained in accordance with standard practices for closely held privately owned companies. The minute books of NAI and

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RQ contain records that are accurate in all material respects of all meetings and other corporate action held of their respective shareholders and boards of directors (including committees of their respective boards of directors.) At the Closing, all of such books and records will be in the possession of WWWX.


         Section 2.13. TAX MATTERS. RQ has at all times since inception qualified and presently qualifies as an entity taxable as a "C" corporation as defined in Section 1361 of the Code. RQ has filed all federal, state, local and foreign tax returns required to be filed by it through the date hereof, and has paid or caused to be paid all federal, state, local, foreign and other taxes, including without limitation income taxes, estimated taxes, excise taxes, sales taxes, use taxes, gross receipts taxes, franchise taxes, employment and payroll-related taxes, withholding taxes, stamp taxes, transfer taxes and property taxes, whether or not measured in whole or in part by net income (collectively, "TAXES"), required to be paid by RQ through the date hereof whether disputed or not, except Taxes which have not yet accrued or otherwise become due, for which adequate provision has been made in the pertinent financial statements referred to in Section 2.10 above or which the failure to pay would not have a Material Adverse Effect on RQ. The provisions for Taxes on the Most Recent Balance Sheet are sufficient as of its date for the payment of all accrued and unpaid Taxes of any nature of RQ, and any applicable Taxes owing by RQ to any jurisdiction, whether or not assessed or disputed. All Taxes and other assessments and levies which RQ is required to withhold or collect have been withheld and collected and have been paid over to the proper governmental authorities. Neither the Internal Revenue Service (the "IRS") nor any other governmental authority is now asserting or threatening to assert against RQ any deficiency or claim for additional Taxes. There has not been any audit of any tax return filed by RQ. No waiver or agreement by RQ is in force for the extension of time for the assessment or payment of any Taxes. At all times prior to Closing, RQ and NAI have been consolidated for federal tax purposes.



         Section 2.14. CERTAIN CONTRACTS AND ARRANGEMENTS. Except as set forth in Section 2.14 of the Disclosure Schedule (with true and correct copies delivered to WWWX), RQ is not a party or subject to or bound by any contract or agreement that is material to RQ.


         Section 2.15. LITIGATION. There is no litigation, claim, complaint, action, suit or governmental or administrative proceeding or investigation pending or threatened against RQ or affecting RQ's properties or assets, or, as to matters related to RQ, against any officer, director, shareholder or key employee of RQ, nor has there occurred any event nor does there exist any condition on the basis of which any such claim may be asserted.

         Section 2.16. PERMITS; COMPLIANCE WITH LAWS. As of the Closing Date RQ will have all necessary franchises, authorizations, approvals, orders, consents, licenses, certificates, permits, registrations, qualifications or other rights and privileges (collectively "PERMITS") necessary to permit it to own its property and to conduct its business as it is presently conducted and all such Permits are valid and in full force and effect, except where the failure to obtain such Permit would not have a Material Adverse Effect. No Permit is subject to termination as a result of the execution of this Agreement or the other Transaction Documents or the consummation of the transactions contemplated hereby or thereby. RQ is now, and has heretofore been, in compliance with all applicable statutes, ordinances, orders, rules and regulations promulgated by any federal,


                                       5
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state, municipal or other governmental authority which apply to the conduct of its business, except for any such non-compliance or violation that, individually or in the aggregate, would not have a Material Adverse Effect.

         Section 2.17. LABOR AND EMPLOYMENT ISSUES. As of the date hereof, RQ has no liability to employees or related to any employee benefit plan.

         Section 2.18. KNOWLEDGE AND EXPERIENCE. NAI represents that it is an "accredited investor" as such term is defined in RULE 501 under the Securities Act of 1933, as amended (the "SECURITIES ACT") or that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the WWWX Stock contemplated by this Agreement and making an informed investment decision with respect thereto. NAI understands, agrees and acknowledges that except and until a registration statement is filed with respect to the WWWX Stock, the WWWX Stock has not been and is not being registered under the Securities Act or under the "blue sky" laws of any jurisdiction and that WWWX, in issuing the WWWX Stock, is relying upon, among other things, the representations of NAI contained in this ARTICLE II.

         Section 2.19. OPPORTUNITY TO ASK QUESTIONS. NAI represents that it has had the opportunity to conduct a due diligence review of WWWX, including the opportunity to ask questions and receive answers concerning the terms and conditions of the WWWX Stock issued hereunder, as well as the opportunity to obtain additional information necessary to verify the accuracy of information furnished in connection with the WWWX Stock issued hereunder which NAI possesses or can acquire without unreasonable effort or expense. Notwithstanding the foregoing, NAI has relied upon the representations and warranties of WWWX set forth in this Agreement, and this SECTION 2.19 shall not be interpreted to limit that reliance.

         Section 2.20. INVESTMENT INTENT. NAI is acquiring the WWWX Stock for its own account, for investment, and not with a present view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act. NAI was not formed or organized for the purpose of acquiring the WWWX Stock.

         Section 2.21. UNREGISTERED SECURITIES LEGEND. NAI understands that, because the WWWX Stock has not been registered under the Securities Act, it cannot dispose of any or all of the WWWX Stock unless such securities are subsequently registered under the Securities Act or exemptions from such registration are available. NAI understands that each instrument or certificate representing the WWWX Stock issuable hereunder will bear the following restrictive legend or one substantially similar thereto:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933 (the `Act') or any applicable state securities law. These shares may not be sold, transferred or assigned in the absence of an effective registration statement for these shares under the Act or an opinion of the Corporation's counsel that registration is not required under the Act."

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

         Section 2.22. INVESTMENT BANKING; BROKERAGE FEES. Neither NAI nor RQ has incurred or become liable for any broker's or finder's fee, banking fees or similar compensation, relating to or in connection with the transactions contemplated by this Agreement.

         Section 2.23. EXPENSES. NAI and RQ have paid all of their own expenses incurred in connection with this transaction.

         Section 2.24. INVESTMENT COMPANY. Neither NAI nor RQ is an Investment Company as defined in Sections 368(a)(2)(F)(iii) and (iv) of the Code.

         Section 2.25. ADDITIONAL STOCK; REACQUISITION. RQ has no plan or intention to issue additional shares of its stock. NAI has no plan or intention to reacquire any of the RQ Shares.

         Section 2.26. TITLE TO SHARES.

                  (a) all of the capital stock of RQ is owned by NAI free and clear of all Liens, and

                  (b) the sale and delivery of the RQ Shares to WWWX pursuant to this Agreement will vest in WWWX legal and beneficial title to the RQ Shares free and clear of any Lien.

         For purposes of this SECTION 2.26, "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, charge, encumbrance, lien (statutory or other), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

         Section 2.27. DISCLOSURE. None of the representations and warranties of NAI and none of the materials provided to WWWX in connection with this Agreement contain or will contain any untrue statement of a material fact or omit or will omit or misstate a material fact necessary in order to make the statements contained herein and therein not misleading. NAI knows no fact which resulted, or which, in its reasonable judgment, will result in a material change in the business, operations or assets of RQ or NAI which is not set forth in this Agreement.

ARTICLE III.      REPRESENTATIONS AND WARRANTIES OF WWWX.

         Section 3.01. MAKING OF REPRESENTATIONS AND WARRANTIES. As a material inducement to NAI to enter into this Agreement and consummate the transactions contemplated hereby, WWWX hereby makes to NAI the representations and warranties contained in this ARTICLE III. Such representations and warranties are subject to the qualifications and exceptions, if any, set forth in the disclosure schedule delivered to NAI pursuant to this Agreement (the "DISCLOSURE SCHEDULE"). The Representations and Warranties of this ARTICLE III shall apply to any and all agreements that are contemplated by this Agreement and that are entered into by WWWX and NAI and/or any affiliates of NAI.

         Section 3.02. ORGANIZATION AND GOOD STANDING. WWWX is duly organized, validly existing and in good standing under the laws of Delaware, and is duly qualified or registered to do business as a foreign corporation in each jurisdiction in which the failure to be so qualified or registered would have a Material Adverse Effect . WWWX has all required corporate power and authority to carry on its business as presently conducted, to enter into and perform this Agreement and the agreements contemplated hereby to which WWWX is a party and to carry out the transactions contemplated hereby and thereby, including the exchange of the WWWX Stock. WWWX is not in violation of any term of its certificate of incorporation or by-laws. WWWX is not in violation of any term of any agreement, instrument, judgment, decree, order, statute, rule or government regulation applicable to WWWX or to which WWWX is a party.

         Section 3.03. AUTHORIZATION AND NON-CONTRAVENTION. This Agreement and all documents executed by WWWX pursuant hereto are valid and binding obligations of WWWX, enforceable in accordance with their terms, subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules and laws governing specific performance, injunctive relief and other equitable remedies. The execution, delivery and performance of this Agreement and all agreements, documents and instruments contemplated hereby and the issuance of the WWWX Stock have been duly authorized by all necessary corporate or other action of WWWX. The execution by WWWX of this Agreement and the performance of any transaction contemplated hereby and the issuance of the WWWX Stock will not (i) violate, conflict with or result in a default under any material contract or obligation to which WWWX is a party or by which it or its assets are bound, or any provision of the organizational documents of WWWX, or cause the creation of any encumbrance upon any of the material assets of WWWX;
(ii) violate or result in a violation of, or constitute a default (whether after the giving of notice, lapse of time or both) under, any provision of any law, regulation or rule, or any order of, or any restriction imposed by, any court or other governmental agency applicable to WWWX; (iii) require from WWWX any notice to, declaration or filing with, or consent or approval of any governmental authority or other third party; or (iv) accelerate any obligation under, or give rise to a right of termination of, any material agreement, permit, license or authorization to which WWWX is a party or by which WWWX is bound.

         Section 3.04. PRIOR TRANSACTIONS. Except has included in SECTION 3.04 of the Disclosure Schedule, WWWX is not party to, or otherwise obligated in any manner under, any agreement, arrangement or understanding regarding acquisitions, mergers, consolidations, asset sales, joint ventures or similar transactions with any company engaged in commercial real estate business activities or with regard to a commercial real estate web site.

         Section 3.05. KNOWLEDGE AND EXPERIENCE. WWWX represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment contemplated by this Agreement and making an informed investment decision with respect thereto. WWWX represents that it is an "accredited investor" as such term is defined in Rule 501 under the Securities Act. WWWX understands, agrees and acknowledges that the RQ Shares have not been and are not being registered under the Securities Act or under the "blue sky" laws of any jurisdiction and that NAI, in transferring the RQ Shares to WWWX, is relying upon, among other things, the representations of WWWX contained in this ARTICLE III.

         Section 3.06. OPPORTUNITY TO ASK QUESTIONS. WWWX represents that it has had the opportunity to conduct a due diligence review of RQ, including the opportunity to ask questions and receive answers concerning the terms and conditions of the offering of securities purchased hereunder, as well as the opportunity to obtain additional information necessary to verify the accuracy of information furnished in connection with such offering which RQ possesses or can acquire without unreasonable effort or expense. Notwithstanding the foregoing, WWWX has relied upon the representations and warranties of NAI and RQ set forth in this Agreement, and this SECTION 3.06 shall not be interpreted to limit that reliance.

         Section 3.07. INVESTMENT INTENT. WWWX is acquiring the RQ Shares for its own account, for investment, and not with a present view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act. WWWX was not formed or organized for the purpose of acquiring the RQ Shares.

         Section 3.08. UNREGISTERED SECURITIES LEGEND. WWWX understands that, because the RQ Shares have not been registered under the Securities Act, it cannot dispose of any or all of the RQ Shares unless such securities are subsequently registered under the Securities Act or exemptions from such registration are available. WWWX understands that each instrument or certificate representing the RQ Shares issuable hereunder will bear the following restrictive legend or one substantially similar thereto:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933 (the `ACT') or any applicable state securities law. These shares may not be sold, transferred or assigned in the absence of an effective registration statement for these shares under the Act or an opinion of the Corporation's counsel that registration is not required under the Act."

         Section 3.09. INVESTMENT BANKING; BROKERAGE FEES. WWWX has not incurred nor has it become liable for any broker's or finder's fee, banking fees or similar compensation relating to or in connection with the transactions contemplated hereby.

         Section 3.10. PROHIBITED TRANSACTIONS. WWWX has no plan or intention to liquidate RQ; to merge RQ into another corporation; to cause RQ to sell or otherwise dispose of any of its assets, except for dispositions made in the ordinary course of business; or to sell or otherwise dispose of any of the RQ Shares. WWWX has no plan or intention to reacquire any of the WWWX Stock.

         Section 3.11. INVESTMENT COMPANY. WWWX is not an investment company as defined in Sections 368(a)(2)(F)(iii) and 368(a)(2)(F)(iv) of the Code.

         Section 3.12. CAPITALIZATION OF WWWX. As of the Closing, and after giving effect to the transactions contemplated hereby, the authorized capital stock of WWWX will consist only of 100,000,000 shares of common stock, par value $.00l per share, of WWWX of which 36,651,137 shares will be issued and outstanding and 10,000,000 shares of preferred stock, par value $.0l per share, of WWWX of which no shares will be issued and outstanding. Except as listed in
SECTION 3.12 of the Disclosure Schedule, WWWX has neither issued nor agreed to issue, and is not obligated to issue, nor are there, any outstanding warrants, options or other rights to purchase or acquire any shares of its capital stock, nor any outstanding securities convertible into such shares or any warrants, options or other rights to acquire any such convertible securities. As of the Closing, and after giving effect to the transactions contemplated hereby, all of the

WWWX Stock will have been duly and validly authorized and issued and will be fully paid and nonassessable and will have been delivered in compliance with applicable federal and state securities laws and not subject to any preemptive rights. Except as listed in Section 3.12 of the Disclosure Schedule, there are no pre-emptive rights, rights of first refusal, put or call rights or obligations or anti-dilution rights with respect to the issuance, sale or redemption of any of WWWX's capital stock. Except as listed in Section 3.12 of the Disclosure Schedule, there are no rights to have WWWX's common stock registered for sale to the public in connection with the laws of any jurisdiction, and there are no agreements relating to the voting of WWWX's voting securities or restrictions on the transfer of WWWX's common stock.



         Section 3.13. ABSENCE OF CERTAIN DEVELOPMENTS. Since the date of the WWWX balance sheet provided to NAI, WWWX has conducted its business only in the ordinary course consistent with past practice and, except as set forth in
Section 3.13 of the Disclosure Schedule, there has not been any event or development that has had or is likely to have a Material Adverse Effect on WWWX.


         Section 3.14. TAX MATTERS. WWWX has filed all federal, state, local and foreign tax returns required to be filed by it through the date hereof, and has paid or caused to be paid all federal, state, local, foreign and other taxes, including without limitation income taxes, estimated taxes, excise taxes, sales taxes, use taxes, gross receipts taxes, franchise taxes, employment and payroll-related taxes, withholding taxes, stamp taxes, transfer taxes and property taxes, whether or not measured in whole or in part by net income (collectively, "WWWX TAXES"), required to be paid by WWWX through the date hereof whether disputed or not, except WWWX Taxes which have not yet accrued or otherwise become due, for which adequate provision has been made in the pertinent financial statements or which the failure to pay would not have a Material Adverse Effect on WWWX. The provisions for WWWX Taxes on the financial statements of WWWX are sufficient as of its date for the payment of all accrued and unpaid WWWX Taxes of any nature of WWWX, and any applicable WWWX Taxes owing by WWWX to any jurisdiction, whether or not assessed or disputed. All WWWX Taxes and other assessments and levies which WWWX is required to withhold or collect have been withheld and collected and have been paid over to the proper governmental authorities. Neither the IRS nor any other governmental authority is now asserting or threatening to assert against WWWX any deficiency or claim for additional WWWX Taxes. There has not been any audit of any tax return filed by WWWX. No waiver or agreement by WWWX is in force for the extension of time for the assessment or payment of any WWWX Taxes.


         Section 3.15. LITIGATION. Except as listed in Section 3.15 of the Disclosure Schedule, there is no litigation, claim, complaint, action, suit or governmental or administrative proceeding or investigation pending or threatened against WWWX or affecting WWWX's properties or assets, or, as to matters related to WWWX, against any officer, director, shareholder or key employee of WWWX, nor has there occurred any event nor does there exist any condition on the basis of which any such claim may be asserted.


         Section 3.16. DISCLOSURE. None of the representations and warranties of WWWX and none of the materials provided to NAI in connection with this Agreement contain or will contain any untrue statement of a material fact or omit or will omit or misstate a material fact necessary in order to make the statements contained herein and therein not misleading. WWWX knows no fact which resulted, or which, in its reasonable judgment, will result in a material change in the business, operations or assets of WWWX which is not set forth in this Agreement.

         Section 3.17. NO SECURITES LAW VIOLATIONS. To its knowledge, neither WWWX nor anyone acting on its behalf has offered securities of WWWX for sale to, or solicited any offers to the buy the same from, or sold securities of WWWX to, any person or organization, in any case so as to subject WWWX, its promoter, directors or officers to any liability under the Securities Act or any state securities or "blue sky" law, or any other applicable laws.

ARTICLE IV.       CONDITIONS.

         Section 4.01. CONDITIONS TO THE OBLIGATIONS OF THE PARTIES. The obligation of WWWX and NAI to consummate the transactions contemplated by this Agreement are subject to the fulfillment, prior to or at the Closing, of the following conditions precedent:

                  (a) NO ACTIONS OR PROCEEDINGS. No action or proceeding by or before any court, administrative body or governmental agency shall have been instituted or threatened which seeks to enjoin, restrain or prohibit, or might result in damages in respect of, this Agreement or any other Transaction Document or the complete consummation of the transactions contemplated by this Agreement or any other Transaction Document, and which would in the reasonable judgment of WWWX or NAI make it inadvisable to consummate such transactions. No law or regulation shall be in effect and no court order shall have been entered in any action or proceeding instituted by any party which enjoins, restrains or prohibits this Agreement or any other Transaction Document or the complete consummation of the transactions contemplated by this Agreement or any other Transaction Document.

                  (b) NAI DIRECT SHAREHOLDERS AGREEMENT. The NAI Direct Shareholders' Agreement must have been duly executed and delivered by the parties thereto.

                  (c) RQ SHAREHOLDERS AGREEMENT. The RQ Shareholders' Agreement must have been duly executed and delivered by the parties thereto.

                  (d) EMPLOYMENT AGREEMENTS. The Employment Agreements between
(i) Gerald C. Finn and NAI Direct and (ii) Jeffrey Finn and NAI Direct must have been duly executed and delivered by the parties thereto.

                  (e) ESCROW AGREEMENT. The Escrow Agreement must have been duly executed and delivered by the parties thereto.

                  (f) FORMATION OF NAI DIRECT. NAI Direct must have been formed as a Delaware corporation consistent with the terms of the Shareholders Agreement

         Section 4.02. CONDITIONS TO THE OBLIGATIONS OF WWWX. The obligation of WWWX to consummate the transactions contemplated by this Agreement are subject to the fulfillment, prior to or at the Closing, of the following conditions precedent:

                  (a) REPRESENTATIONS, WARRANTIES; COVENANTS Each of the representations and warranties of NAI made pursuant to this Agreement and any other Transaction Document shall be true and correct in all material respects on and as of the Closing Date (it being understood that representations and warranties made "as of the date hereof" shall also be deemed to have been made as of the Closing Date); NAI shall, on or before the Closing Date, have performed and satisfied all of its agreements set forth herein or therein which by the terms hereof or thereof are to be performed and satisfied on or before the Closing Date, including without limitation, delivery of the RQ Shares, and NAI shall have delivered to WWWX a certificate signed by it and dated as of the Closing Date certifying to the foregoing effect.

                  (b) NAI SECRETARY'S CERTIFICATE. WWWX has received a certificate of the secretary of NAI, attaching (a) the certificate of incorporation of NAI, (b) the bylaws of NAI, (c) resolutions of the board of directors of NAI authorizing the transactions contemplated by this Agreement and the other Transaction Documents (d) an incumbency certificate of NAI, (e) a good standing certificate for NAI from the Secretary of the State of Delaware and (f) a New Jersey State foreign qualification certificate.

                  (c) RQ SECRETARY'S CERTIFICATE. WWWX has received a certificate of the secretary of RQ, attaching (i) the certificate of incorporation of RQ, (b) the bylaws of RQ, (c) resolutions of the board of directors of RQ authorizing the transactions contemplated by this Agreement and the other Transaction Documents, (d) an incumbency certificate of RQ, and(e) a good standing certificate for RQ from the Secretary of the State of New Jersey.

                  (d) DUE DILIGENCE. WWWX shall have completed, to its reasonable satisfaction, the due diligence of RQ on or before September 14, 1999.

         Section 4.03. CONDITIONS TO THE OBLIGATIONS OF NAI. The obligations of NAI to consummate the transactions contemplated by this Agreement are subject to the fulfillment, prior to or at the Closing, of the following conditions precedent:

                  (a) REPRESENTATIONS, WARRANTIES AND COVENANTS. Each of the representations and warranties of WWWX contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date, with the same effect as though made on and as of the Closing Date (it being understood that representations and warranties made "as of the date hereof" shall also be deemed to have been made as of the Closing Date); WWWX shall, on or before the Closing Date, have performed and satisfied all of its agreements set forth herein which by the terms hereof are to be performed and satisfied by WWWX on or before the Closing Date; and WWWX has delivered to NAI a certificate signed on its behalf and dated as of the Closing Date certifying to the foregoing effect.

                  (a) (b) WWWX SECRETARY'S CERTIFICATE. NAI has received a certificate of the secretary of WWWX, attaching (i) the certificate of incorporation of WWWX , (b) the bylaws of WWWX, (c) resolutions of the board of directors of WWWX authorizing the transactions contemplated by this Agreement and the other Transaction Documents, (d) an incumbency certificate of WWWX, (e) a good standing certificate for WWWX from the Secretary of the State of Delaware and (f) such foreign qualification certificates as are necessary for WWWX to conduct its business as now conducted and as contemplated to be conducted after the Closing Date.

ARTICLE V.        NAI PIGGYBACK REGISTRATION RIGHTS.


         Section 5.01. RIGHTS; PROCEDURE. If WWWX proposes to file a registration statement or statements under the Securities Act (a "REGISTRATION STATEMENT") for the public sale of equity of WWWX (other than in connection with a merger or pursuant to Form S-4, Form S-8 or comparable registration statement) and if any person other than those identified in Section 5.01 of the Disclosure Schedule has the rights to register its shares of WWWX under such registration statement; WWWX will give written notice by registered mail, at least 30 days prior to the filing of each such Registration Statement, to NAI of its intention to do so. If NAI notifies WWWX within 10 business days after receipt of any such notice of its desire to sell the WWWX Stock (the "PIGGYBACK SHARES") in such proposed Registration Statement, WWWX will afford NAI the opportunity to have any Piggyback Shares owned by NAI registered under such Registration Statement at no cost to NAI except for any incremental underwriter's commission incurred in connection with the Piggyback Shares; PROVIDED, HOWEVER, that in the case of an underwritten offering, if the managing underwriter notifies NAI or WWWX that the inclusion in the Registration Statement of any portion of the Piggyback Shares would have an adverse effect on such underwritten offering, then the managing underwriter may limit the number of Piggyback Shares to be included in such Registration Statement only to the extent necessary to avoid such adverse effect (an "UNDERWRITER'S CUTBACK"). Such limit will apply pro rata among selling shareholders other than those identified in Section 5.01 of the Disclosure Schedule based upon the number of Piggyback Shares such selling shareholders have requested to be so included. Notwithstanding the provisions of this Section, NAI waives its right to have the WWWX Stock registered on any WWWX's Registration Statement filed on or before January 1, 2000.



         Section 5.02. WWWX RIGHT TO WITHDRAW REGISTRATION STATEMENT. Notwithstanding the provisions of Section 5.01, WWWX shall have the right at any time after it shall have given written notice pursuant to this Section (irrespective of whether a written request for inclusion of any such Piggyback Shares shall have been made) to elect not to file any such proposed Registration Statement or to withdraw the same after the filing but prior to the effective date thereof.


ARTICLE VI.       SURVIVAL; INDEMNIFICATION.

         Section 6.01. SURVIVAL OF REPRESENTATIONS, WARRANTIES, ETC. All representations, warranties, agreements and obligations of either party herein, in any Transaction Document, in the Disclosure Schedule or in any certificate delivered by any party incident to the transactions contemplated hereby or thereby are material and may be relied upon by the other party and shall survive the Closing for a period of one (1) year from the Closing Date regardless of any investigation by or knowledge of the parties and shall not merge into the performance of any obligation by any party hereto, all as subject to the provisions of this ARTICLE VI.

         Section 6.02. INDEMNIFICATION. Each party agrees to indemnify and hold harmless the other party, its officers, directors, employees and agents (individually, an "INDEMNIFIED PARTY" and collectively, the "INDEMNIFIED PARTIES") from and against and in respect of all losses, liabilities, obligations, damages, deficiencies, actions, suits, proceedings, demands, assessments, orders, judgments, fines, penalties, costs and expenses (including the reasonable fees, disbursements and expenses of attorneys, accountants and consultants) of any kind or nature whatsoever (whether or not arising out of third-party claims and including all amounts paid in investigation, defense or settlement of the foregoing) sustained, suffered or incurred by or made against any Indemnified Party (a "LOSS" or "LOSSES") arising out of, based upon or in connection with:

                  (a) any breach of any representation or warranty made in this Agreement or any other Transaction Document or in any schedule, exhibit, certificate, financial statement or any other Transaction Document, agreement or other instrument delivered under or in connection with this Agreement, or by reason of any claim, action or proceeding asserted or instituted arising out of any matter or thing covered by any such representations or warranties; and

                  (b) any breach of any other agreement made in this Agreement or any other Transaction Document or in any schedule, exhibit, certificate, financial statement, agreement or other instrument delivered under or in connection with this Agreement or any other Transaction Document, or by reason of any claim, action or proceeding asserted or instituted arising out of any matter or thing covered by any such covenant or agreement.

ARTICLE VII.      MISCELLANEOUS.

         Section 7.01. LAW GOVERNING. THIS AGREEMENT SHALL BE CONSTRUED UNDER AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARDS TO ITS CONFLICTS OF LAW PRINCIPLES.

         Section 7.02. NOTICES. Any notice, request, demand or other communication required or permitted hereunder shall be in writing and will be deemed to have been given upon receipt, or if delivered or sent by facsimile transmission, upon confirmation of transmission, or if sent by overnight courier, the second day after deposit, or if by certified or registered mail, return receipt requested, postage prepaid, 3 days after deposit in the United States mail, as follows:

         TO WWWX: WorldWide Web NetworX Corporation 521 Fellowship Road, Suite 130 Mount Laurel, New Jersey 08045
                                          Attn:  President and CEO
                                          Fax Number:  (856) 914-0745

         with a copy to:                  Allan M. Cohen, Esq.
                                          General Counsel
                                          Fax Number:  (856) 914-0842

         TO NAI:                          New America Network, Inc.
                                          P.O. Box 950
                                          572 US Route 130
                                          Hightstown, NJ  08520
                                          Attn: Gerald C. Finn, Chairman and CEO
                                          Fax Number:  (609) 448-8126



         with a copy to:                  Edward J. Finn, Esq.
                                          General Counsel
                                          Fax Number: (410) 884-4072

or to such other address of which any party may notify the other parties as provided above.

         Section 7.03. ENTIRE AGREEMENT. This Agreement and the agreements specifically referenced in this Agreement herewith constitute the entire agreement between the parties and incorporate all prior discussions, negotiations and agreements.

         Section 7.04. SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement may not be assigned by either party without the prior written consent of the other party. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors, heirs, permitted assigns and legal representatives.

         Section 7.05. CAPTIONS AND GENDER. The captions in this Agreement are for convenience only and shall not affect the construction or interpretation of any term or provision hereof. The use in this Agreement of the masculine pronoun in reference to a party hereto shall be deemed to include the feminine or neuter pronoun, as the context may require.

         Section 7.06. EXECUTION IN COUNTERPARTS. For the convenience of the Parties and to facilitate execution, this Agreement may be executed in two counterparts, each of which shall be deemed an original, but together which shall constitute one and the same document.

         Section 7.07. CERTAIN REMEDIES; SEVERABILITY. It is specifically understood and agreed that any breach of this Agreement by either of the Parties hereto will result in irreparable injury to the other that the remedy at law alone will be an inadequate remedy for such breach and that in addition to any other remedy it may have, the aggrieved Party shall be entitled to enforce the specific performance of this Agreement by the breaching Party and to seek both temporary and permanent injunctive relief, without the necessity of proving actual damages, but without limitation of its rights to recover such damages. In case any of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, any such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had been limited or modified (consistent with its general intent) to the extent necessary to make it valid, legal and enforceable, or if it shall not be possible to so limit or modify such invalid, illegal or unenforceable provision or part of a provision, this Agreement shall be construed as if such invalid, illegal or unenforceable provision or part of a provision had never been contained in this Agreement.

         Section 7.08. AMENDMENTS, WAIVERS. This Agreement may not be amended or modified except by a writing duly and validly executed by the Parties hereto. Either party hereto may waive any covenant or condition intended for its benefit in its discretion, but delay on the part of any Party in exercising any right, power or privilege hereunder shall not operate as a waiver thereof, nor shall an waiver on the part of either party of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

         Section 7.09. FURTHER ASSURANCES. In addition to the actions, contracts and other agreements and documents specifically required to be taken or delivered pursuant to this Agreement, each of the Parties hereto shall execute such contracts and other agreements and documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby.

         Section 7.10. PRESS RELEASES. Neither Party shall make any public statements or issue any press release concerning this agreement, the transaction contemplated herein, or the other agreements executed simultaneously herewith without the review and consent of the other.

ARTICLE VIII.     CONFIDENTIALITY.

         Section 8.01. DEFINED. As used in this ARTICLE 8, "CONFIDENTIAL INFORMATION" shall mean any and all technical and non-technical information provided by either Party to the other, including but not limited to (a) patent and patent applications, (b) trade secret, and (c) proprietary information ideas, media, techniques, sketches, drawings, works of authorship, models, inventions, know-how, processes, apparatuses, equipment, algorithms, software programs, software source documents, and formulae related to the current, future, and proposed products and services of each of the Parties, and including, without limitation, their respective information concerning research, experimental work, development, design details and specifications, engineering, financial information, procurements requirements, purchasing, manufacturing, customer lists, investor, employees, business and contractual relationships, business forecasts, sales and merchandising, marketing plans and information the disclosing Party provides regarding third parties.

         Section 8.02. IDENTIFICATION AS CONFIDENTIAL. If the Confidential Information is embodied in tangible materials (including without limitation, software, hardware, drawings, graphs, charts, disks, tapes, prototypes and samples), it shall be labeled as "Confidential" or bear a similar legend. If the Confidential Information is disclosed orally or visually, it shall be identified as confidential at the time of disclosure and may (but is not required to) be confirmed in a writing to the receiving Party within 10 days of such disclosure.

         Section 8.03. MAINTAIN CONFIDENTIALITY. Each Party agrees that at all times and notwithstanding any termination or expiration of this Agreement it will hold in strict confidence and not disclose to any third party Confidential Information of the other, except as approved in writing by the other Party to this Agreement, and will use the Confidential Information for no purpose other than evaluating or pursuing a business relationship with the other Party to this

Agreement. Each Party shall only permit access to Confidential Information of the other Party to those of its employees or authorized representatives having a need to know and who have signed confidentiality agreements or are otherwise bound by confidentiality obligations at least as restrictive as those contained herein.

         Section 8.04. UNAUTHORIZED DISCLOSURE. Each Party shall immediately notify the other upon discovery of any loss or unauthorized disclosure of the Confidential Information of the other Party.

         Section 8.05. EXCEPTIONS. Each Party's obligations under this agreement with respect to any portion of the other Party's Confidential Information shall terminate when the Party to whom Confidential Information was disclosed (the "Recipient") can document that: (a) it was in the public domain at the time it was communicated to the Recipient by the other Party; (b) it entered the public domain subsequent to the time it was communicated to the Recipient by the other Party through no fault of the Recipient; (c) it was in the Recipient's possession free of any obligation of confidence at the time it was communicated to the Recipient by the other Party; (d) it was rightfully communicated to the Recipient free of any obligation of confidence subsequent to the time it was communicated to the Recipient by the other Party; (e) it was developed by employees or agents of the Recipient independently of and without reference to any information communicated to the Recipient by the other Party; (f) it was communicated by the other Party to an unaffiliated third party free of any obligation of confidence; or (g) the communication was in response to a valid order by a court or other governmental body, was otherwise required by law, or was necessary to establish the rights of either Party under this Agreement.

         Section 8.06. TERMINATION. The obligations of the Parties under this
ARTICLE 8 shall terminate 2 years after the date of this Agreement or upon the date of the termination of the RQ Shareholders' Agreement, if earlier. The Recipient's obligations under this ARTICLE 8 shall be binding upon the Recipient's heirs, successors and assigns.

         Section 8.07 EQUITABLE REMEDIES. Each Party acknowledges that its breach of the provisions of this ARTICLE 8 will cause irreparable damage and hereby agrees that the other Party shall be entitled to seek injunctive relief under this Agreement, as well as such further relief as may be granted by a court of competent jurisdiction.

         IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed a date set forth above.

                                      NEW AMERICA NETWORK, INC.


                                      By: //S// GERALD C. FINN
                                          ---------------------------
                                          Name:  Gerald C. Finn
                                          Title:  Chairman and CEO

                                      WORLDWIDE WEB NETWORX
                                      CORPORATION


                                      By: //S// ROBERT D. KOHN
                                          ----------------------------
                                          Name:  Robert D. Kohn
                                          Title:  President and CEO